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                     FIRST AMERICAN INVESTMENT FUNDS, INC.
                            CALIFORNIA TAX FREE FUND
                         SUPPLEMENT DATED JULY 13, 2009
         TO THE TAX FREE INCOME FUNDS PROSPECTUS DATED OCTOBER 28, 2008

This supplement provides new information related to the California Tax Free Fund and is in addition to any other supplements to the Tax Free Income Funds Prospectus.

California is currently facing a severe financial crisis. The state's budget for 2009-2010, adopted in February 2009, was designed to close a then-projected 18-month budget gap of more than $41 billion. However, the budget assumed voter approval of six ballot measures, all but one of which failed when presented to voters in May 2009. Due to this failure and continuing deterioration of the state's economic and revenue picture, the deficit is now projected, as of June 30, at $26.3 billion. The state's governor and legislature have not yet agreed on a plan to close this deficit, and the state has begun making "non-priority" payments with registered warrants, or IOUs. If the state's economy continues to weaken, the budget deficit could continue to grow.

As a result of this financial crisis, on July 6, 2009, Fitch Ratings downgraded California's general obligation (GO) bonds to BBB from A-minus, and kept the state's bonds on rating watch negative. In June 2009, Standard & Poor's placed its A rating for California GOs on CreditWatch with negative implications and Moody's Investors Service put California's A2 GO rating on watch for a possible downgrade.

California Tax Free Fund invests primarily in municipal obligations issued by the State of California and its local and special-purpose political subdivisions. California's current financial problems heighten the risks of investing in these municipal obligations. There is an increased risk that payments to bondholders could be interrupted, or that an issuer of these obligations could default. In addition, there is a risk of a further downgrade in the credit rating of the state's GO bonds. These possibilities could result in a reduction in the market value of the bonds held in the Fund and in a decrease in the Fund's net asset value and/or its distributions.

To request a copy of a Prospectus, please call 800 677-FUND.

             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

                                                                       FAIF-TF#2